Cornerstone OnDemand Announces First Quarter 2018 Financial Results

SANTA MONICA, Calif. – May 8, 2018 – Human capital management software provider Cornerstone OnDemand, Inc. (NASDAQ: CSOD) today announced results for its first quarter ended March 31, 2018.
“We had a solid Q1 while demonstrating strong progress against our strategic transformation plan,” said Adam Miller, the Company’s CEO. “We feel our ability to deliver in the midst of this major transformation is a positive indicator that we are moving in the right direction. We believe the changes we are implementing will make us stronger, more focused, and better positioned for growth.”
Adoption of the New Revenue Recognition Standard - ASC 606
The Company adopted the new revenue recognition accounting standard Accounting Standards Codification (“ASC”) 606 effective January 1, 2018 on a modified retrospective basis. Financial results for reporting periods during 2018 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2018 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company’s financial results for the quarter ended March 31, 2018. This includes the presentation of financial results during 2018 under ASC 605 for comparison to the prior year.
First Quarter 2018 Results - ASC 606 (standard adopted effective January 1, 2018):

•	Revenue for the first quarter of 2018 was $133.1 million compared to a guided range of $126.0 million to $128.0 million.

•	Subscription revenue for the first quarter of 2018 was $113.1 million compared to a guided range of $111.0 million to $113.0 million.

•	The Company’s operating loss for the first quarter of 2018 was $(8.8) million, yielding a margin of (6.6)%.

•	Non-GAAP operating income for the first quarter of 2018 was $12.9 million, yielding a margin of 9.7%.[1]

•	The Company’s net loss for the first quarter of 2018 was $(16.2) million, or a $(0.28) diluted net loss per share.

•	Non-GAAP net income for the first quarter of 2018 was $9.0 million, or a $0.14 diluted net income per share.[1]

•	Unlevered free cash flow for the first quarter of 2018 was $(10.2) million, yielding a margin of (7.6)%, compared to $(13.8) million, yielding a margin of (12.4)% in 2017.[1]
First Quarter 2018 Results - ASC 605

•	Revenue for the first quarter of 2018 was $132.7 million, representing a 18.9% increase compared to the prior year. Revenue growth on a constant currency basis was 14.8%.[1]

•	Subscription revenue for the first quarter of 2018 was $114.4 million, representing a 23.1% increase compared to the prior year. Subscription revenue growth on a constant currency basis was 19.1%.[1]

•	The Company’s operating loss for the first quarter of 2018 was $(9.6) million, yielding a margin of (7.2)%, compared to $(13.1) million, yielding a margin of (11.8)%, in the prior year.

•	Non-GAAP operating income for the first quarter of 2018 was $12.2 million, yielding a margin of 9.2%, compared to $4.9 million, yielding a margin of 4.4%, in the prior year.[1]

•
The Company’s net loss for the first quarter of 2018 was $(17.0) million, or a $(0.30) diluted net loss per share, compared to a net loss of $(16.2) million, or a $(0.29) diluted net loss per share, in the prior year.

•	Non-GAAP net income for the first quarter of 2018 was $8.2 million, or a $0.13 diluted net income per share, compared to $4.8 million, or a $0.08 diluted net income per share in the prior year.[1]
“The first quarter outperformed expectations in all areas, from top line growth to unlevered free cash flow,” said Brian Swartz, the Company’s CFO. “We are pleased with this performance and believe there are opportunities to drive even more improvement as Cornerstone continues to execute on its strategic plan.”

Recent Highlights:

•
The Company announced a partnership with Facebook, focused on its integration between Workplace by Facebook and the Cornerstone Learning Suite. The integration is focused on bringing the Company’s recently introduced “learning playlist” functionality into Workplace, further integrating learning and development into the flow of daily work and promoting a collaborative work environment.

•
The Company announced a surge of European client demand in the third and fourth quarters of 2017. Growth in new clients nearly doubled in the latter half of 2017, when compared to the first half of the year, reaching a total of approximately 650 clients in Europe.

•	The Company hired Jennifer Gianola as its new Vice President of Investor Relations and Chris Wheaton as its new Vice President of Field Operations.

•
The Company announced the University of Tennessee System selected its learning and extended enterprise solutions to provide crucial training for its faculty and staff across six campuses and institutes, as well as certification programs for external stakeholders.

•
The Company announced that it partnered with Palo Alto-based think tank Institute for the Future to identify the urgent skills people must master today to distinguish themselves and survive the workplace of tomorrow.

•	The Company ended the first quarter of 2018 with 3,280 clients and 36 million users.[2]
Stock Repurchase Program:
The following is a summary of the Company's stock repurchases as of May 4, 2018 (in thousands, except per share information):

Period	# of Shares Repurchased	Average Price per Share	Total Expenditures
November 8, 2017 - December 31, 2017	635	$35.55	$22,599
January 1, 2018 - March 31, 2018	423	$37.84	16,024
April 1, 2018 - May 4, 2018	100	$39.44	3,988
Total	1,158	$36.74	$42,611
At March 31, 2018, $61.4 million remained available under the share repurchase program.
Financial Outlook:
The following outlook is based on information available as of the date of this press release and is subject to change in the future. The Company has provided a supplemental financial presentation summarizing the adoption of ASC 606 (and on an ASC 605 basis) located on its Investor Relations website at http://investors.cornerstoneondemand.com. All numbers below are presented on an ASC 606 basis unless otherwise stated. Note that the United States dollar (USD) strengthened against the British pound (GBP) and Euro (EUR) since the Company’s previous full year 2018 guidance was issued on February 13, 2018. For the second quarter ending June 30, 2018, the Company provides the following outlook:

•	Revenue between $127.0 million and $129.0 million, representing year-over-year growth at the mid-point of 10%[3], or 8%[4] on a constant currency basis.

◦	Revenue growth at the mid-point on an ASC 605 basis was 10%[3], or 8%[4] on a constant currency basis.

•	Subscription revenue between $111.0 million and $113.0 million, representing year-over-year growth at the mid-point of 16%[3], or 14%[4] on a constant currency basis.

◦	Subscription revenue growth at the mid-point on an ASC 605 basis was 17%[3], or 15%[4] on a constant currency basis.
For the year ending December 31, 2018, the Company provides the following outlook:

•	Revenue between $503.0 million and $511.0 million, representing year-over-year growth at the mid-point of 5%[5], or 3%[6] on a constant currency basis.

◦	Revenue growth at the mid-point on an ASC 605 basis was 5%[5], or 3%[6] on a constant currency basis.

•	Subscription revenue between $453.0 million and $461.0 million, representing year-over-year growth at the mid-point of 15%[5], or 13%[6] on a constant currency basis.

◦	Subscription revenue growth at the mid-point on an ASC 605 basis was 17%[5], or 15%[6] on a constant currency basis.

•	Annual recurring revenue as of December 31, 2018 between $477.0 million and $495.0 million.[5,7]

•	Non-GAAP operating income between $54.0 million and $62.0 million. Assuming the midpoint of the revenue range, this represents an operating margin of 11%.

•	Unlevered free cash flow between $52.0 million and $60.0 million. Assuming the midpoint of the revenue range, this represents an unlevered free cash flow margin of 11%.
The Company has not reconciled the guidance for non-GAAP operating income or non-GAAP operating margin to the corresponding GAAP measures because it does not provide guidance for such GAAP measures and would not be able to present the reconciling items between such GAAP and non-GAAP measures without unreasonable efforts. For non-GAAP operating income and non-GAAP operating margin, the Company excludes stock-based compensation expense, which is impacted by factors that are outside of the Company’s control and can be difficult to predict. The actual amount of stock-based compensation expense in the second quarter ending June 30, 2018 and the year ending December 31, 2018 will have a significant impact on the Company’s GAAP operating margin.

1
Financial measures presented on a constant currency basis, non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted net income per share, unlevered free cash flow and unlevered free cash flow margin are non-GAAP financial measures. Please see the discussion in the section titled “Non-GAAP Financial Measures” and the reconciliations at the end of this press release.

2
Includes contracted clients and active users of our enterprise human capital management platform and excludes clients and users of our Cornerstone for Salesforce and PiiQ, formerly known as Cornerstone Growth Edition, products.

In order to translate the financial outlook for entities reporting in British pounds (GBP) to United States dollars (USD) and Euro (EUR) to United States dollars (USD), the following exchange rates have been applied:

3	Exchange rate applied to revenue for the second quarter of 2018	$1.36 USD per GBP
4	Exchange rate from the second quarter of 2017 applied to calculate revenue growth for the second quarter of 2018 on a constant currency basis	$1.28 USD per GBP
5	Exchange rate applied to revenue and annual recurring revenue for fiscal 2018	$1.36 USD per GBP
6	Exchange rate applied to calculate revenue growth for fiscal 2018 on a constant currency basis	$1.36 USD per GBP
7	Exchange rate applied to annual recurring revenue for fiscal 2018	$1.20 USD per EUR

Quarterly Conference Call
Cornerstone OnDemand, Inc. will host a conference call to discuss its first quarter 2018 results at 2:00 p.m. PT (5:00 p.m. ET) today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://investors.cornerstoneondemand.com. The live call can be accessed by dialing (877) 445-4619 (U.S.) or (484) 653-6763 (outside the U.S.) and referencing passcode: 2789279. A replay of the call will also be available at http://investors.cornerstoneondemand.com/investors/news-and-events/events/default.aspx or via telephone until 11:59 p.m. PT on May 11, 2018 by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (outside the U.S.), and referencing passcode: 2789279.
About Cornerstone OnDemand
Cornerstone OnDemand, Inc. (NASDAQ: CSOD) is a global leader in cloud-based learning and human capital management software. The Company is pioneering solutions to help organizations realize the potential of the modern workforce. From recruitment, onboarding, training and collaboration, to performance management, compensation, succession planning, people administration and analytics, Cornerstone is designed to enable a lifetime of learning and development that is fundamental to the growth of employees and organizations.
Based in Santa Monica, California, the Company’s solutions are used by 3,280 clients worldwide, spanning 36 million users across 192 countries and 43 languages. To learn more about Cornerstone, visit us on Twitter, Facebook and our blog. www.cornerstoneondemand.com
Note: Cornerstone® and Cornerstone OnDemand® are registered trademarks of Cornerstone OnDemand, Inc.
Forward-looking Statements
This press release and the quarterly conference call referenced above contain forward-looking statements, including, but not limited to, statements regarding our future financial and operating performance, including our GAAP and non-GAAP guidance, the growth of the learning and human capital management market, our business strategy, plans and objectives for future operations, the demand for and benefits from the use of our current and future solutions both domestically and internationally, the opportunity to upsell to our existing clients, the timing and release of new solutions and the success of such solutions, changes to our corporate governance structure, the use of proceeds from the sale of our convertible notes, the share repurchase program and the factors that will impact the amount and timing of purchases, if any, thereunder, our ability to realize potential benefits from our recent and ongoing operational excellence and strategic transformation plans, our expectations regarding recurring revenue growth and operating margins, and general business conditions. Any forward-looking statements contained in this press release or the quarterly conference call are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, our ability to attract new clients; the extent to which clients renew their subscriptions for our solutions; the timing of when consulting services are delivered to new and existing clients by our services organization and implementation subcontractors; the complexity of deployments and product implementations, which can impact the timing of when revenue is recognized from new and existing clients; allowing our implementation subcontractors to contract directly with clients for implementation services; shifted focus to recurring revenue streams; our ability to compete as the learning and human capital management provider for organizations of all sizes; changes in the proportion of our client base that is comprised of enterprise or mid-sized organizations; our ability to manage our growth, including additional headcount and entry into new geographies; our ability to expand our enterprise and mid-market sales opportunities; our ability to maintain stable and consistent quota attainment rates; continued strong demand for learning and human capital management in the U.S., Europe, Asia Pacific and Latin America; the timing and success of efforts to increase operational efficiency and cost containment; the possibility that the share repurchase program may be suspended or discontinued; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; the impact of foreign exchange rates; reductions in information technology spending; the success of our new product and service introductions; a disruption in our hosting network infrastructure; problems caused by security breaches; costs and reputational harm that could result from defects in our solutions; the success of our strategic relationships with third parties; the loss of any of our key employees and our ability to locate qualified replacements; failure to protect our intellectual property; acts of terrorism or other vandalism, war or natural disasters; changes in current tax or accounting rules; legal or political changes in local or foreign jurisdictions that decrease demand for, or restrict our ability to sell or provide, our products; and unanticipated costs or liabilities related to businesses that we acquire. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
Non-GAAP Financial Measures
To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has provided in this press release and the quarterly conference call held on the date hereof certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include (i) non-GAAP cost of revenue, which is defined as cost of revenue less amortization of intangible assets and stock-based compensation, (ii) annual recurring revenue, which is defined as the annualized recurring value of all active contracts at the end of a reporting period, (iii) free cash flow, which is defined as net cash provided by operating activities minus capital expenditures and capitalized software costs, (iv) free cash flow margin, which is defined as free cash flow divided by revenue, (v) unlevered free cash flow, which is defined as net cash provided by operating activities minus capital expenditures and capitalized software costs plus cash paid for interest, (vi) unlevered free cash flow margin, which is defined as unlevered free cash flow divided by revenue, (vii) non-GAAP net income and non-GAAP diluted net income per share, which exclude, for the periods in which they are presented, stock-based compensation, amortization of intangible assets, accretion of debt discount and amortization of debt issuance costs, unrealized fair value adjustment on strategic investment, and excludes the impacts of unamortized stock-based compensation expense in applying the treasury method for determining the non-GAAP weighted average number of dilutive shares outstanding, (viii) non-GAAP gross profit and non-GAAP gross margin, which exclude stock-based compensation and amortization of intangible assets reflected in cost of revenue, (ix) non-GAAP operating income and non-GAAP operating income margin, which are defined as loss from operations excluding stock-based compensation and amortization of intangible assets, (x) non-GAAP operating expenses, which exclude stock-based compensation and amortization of intangible assets, and (xi) non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, each of which excludes stock-based compensation attributable to the corresponding GAAP financial measures. In addition, the Company provides investors with non-GAAP financial measures under ASC 605 to compare against the Company’s GAAP financial measures under ASC 606 and discloses revenue on a constant currency basis. To present amounts on a constant currency basis, current period results for entities reporting in functional currencies other than the United States dollar are translated into the United States dollar at the prior period exchange rates as opposed to the actual exchange rates in effect for the current period. The Company presents constant currency information to provide a framework for assessing how its underlying business performed excluding the effect of foreign currency fluctuations.
The Company’s management uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP measures, in evaluating the Company’s ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. In addition, the Company believes that the following non-GAAP adjustments are useful to management and investors for the following reasons:

•
Stock-based compensation. The Company excludes stock-based compensation expense because it is non-cash in nature, and management believes that its exclusion provides additional insight into the Company’s operational performance and also provides a useful comparison of the Company’s operating results to prior periods and its peer companies. Additionally, determining the fair value of certain stock-based awards involves a high degree of judgment and estimation and the expense recorded may bear little resemblance to the actual value realized upon the vesting or future exercise of such awards.

•
Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because the expense is a non-cash item and management believes that its exclusion provides meaningful supplemental information regarding the Company’s operational performance and allows for a useful comparison of its operating results to prior periods and its peer companies.

•
Accretion of debt discount and amortization of debt issuance costs. Under GAAP, the Company is required to separately account for liability and equity components of the senior convertible notes that were issued in June 2013. Accordingly, for GAAP purposes, the Company is required to recognize the effective interest expense on its senior convertible notes and amortize the issuance costs over the term of the notes. The difference between the effective interest expense and the contractual interest expense, and the amortization expense of issuance costs are excluded from management’s assessment of the Company’s operating performance because management believes that these non-cash expenses are not indicative of ongoing operating performance. In addition, the exclusion of these items provides a useful comparison of the Company’s operating results to prior periods and its peer companies.

•
Fair value adjustment on strategic investments. The Company views the increase or decrease in fair value of its strategic investments as not indicative of operational performance during any particular period and believes that the exclusion of these gains or losses provides investors with a supplemental view of the Company’s operational performance.

•
Restructuring. The Company excludes costs related to restructuring because the expense is not indicative of its continuing operations and believes that the exclusion of these costs provides investors with a supplemental view of the Company’s operational performance.

•
Write-off of capitalized software. The Company views the write-off of capitalized software as not indicative of operational performance during any particular period and believes that the exclusion of this expense provides investors with a supplemental view of the Company’s operational performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. For prior periods, reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the tables included as part of this press release.

Cornerstone OnDemand, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2018 *	December 31, 2017
Assets
Cash and cash equivalents	$413,345	$393,576
Short-term investments	204,174	169,551
Accounts receivable, net	113,956	154,428
Deferred commissions, current portion	22,830	42,806
Prepaid expenses and other current assets	30,885	21,754
Total current assets	785,190	782,115

Capitalized software development costs, net	39,387	37,431
Property and equipment, net	24,582	20,817
Deferred commissions, net of current portion	34,155	—
Long-term investments	21,712	96,949
Goodwill	25,894	25,894
Other assets, net	3,813	3,984
Total Assets	$934,733	$967,190

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$10,095	$17,637
Accrued expenses	48,256	57,528
Deferred revenue, current portion	287,875	311,997
Convertible notes, net	250,497	248,025
Other liabilities	5,570	9,051
Total current liabilities	602,293	644,238

Convertible notes, net	286,256	285,168
Other liabilities, non-current	1,408	1,498
Deferred revenue, net of current portion	12,415	14,166
Total liabilities	902,372	945,070

Stockholders’ Equity:
Common stock	6	6
Additional paid-in capital	546,808	536,951
Accumulated deficit	(512,335)	(515,054)
Accumulated other comprehensive (loss) income	(2,118)	217
Total stockholders’ equity	32,361	22,120
Total Liabilities and Stockholders’ Equity	$934,733	$967,190

*As adjusted to reflect the impact of the adoption of ASC 606.

Cornerstone OnDemand, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2018 *	2017
Revenue	$133,113	$111,582
Cost of revenue [1,2]	37,020	33,949
Gross profit	96,093	77,633
Operating expenses:
Sales and marketing [1]	59,245	56,894
Research and development [1]	15,984	13,411
General and administrative [1]	21,985	20,476
Restructuring [1]	7,725	—
Total operating expenses	104,939	90,781
Loss from operations	(8,846)	(13,148)
Other income (expense):
Interest income	1,819	613
Interest expense	(8,700)	(3,302)
Other, net	44	197
Other income (expense), net	(6,837)	(2,492)
Loss before income tax provision	(15,683)	(15,640)
Income tax provision	(533)	(571)
Net loss	$(16,216)	$(16,211)
Net loss per share, basic and diluted	$(0.28)	$(0.29)
Weighted average common shares outstanding, basic and diluted	57,425	56,642

1	Includes stock-based compensation as follows:

	Three Months Ended
	March 31,
	2018 *	2017
Cost of revenue	$1,002	$1,210
Sales and marketing	6,246	6,754
Research and development	2,308	2,102
General and administrative	4,487	5,783
Restructuring	5,436	—
Total	$19,479	$15,849

2	Cost of revenue includes amortization of intangible assets as follows:

	Three Months Ended
	March 31,
	2018 *	2017
Cost of revenue	$—	$2,217

*As adjusted to reflect the impact of the adoption of ASC 606.

Cornerstone OnDemand, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2018 *	2017
Cash flows from operating activities:
Net loss	$(16,216)	$(16,211)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,831	9,328
Accretion of debt discount and amortization of debt issuance costs	3,426	2,353
Purchased investment premium, net of amortization	(81)	155
Net foreign currency gain	(356)	(530)
Stock-based compensation expense	19,479	15,849
Changes in operating assets and liabilities:
Accounts receivable	41,888	38,257
Deferred commissions	(528)	1,718
Prepaid expenses and other assets	(8,841)	(7,433)
Accounts payable	(7,605)	(14,485)
Accrued expenses	(15,059)	(13,776)
Deferred revenue	(23,751)	(22,637)
Other liabilities	(4,767)	177
Net cash used in operating activities	(4,580)	(7,235)
Cash flows from investing activities:
Purchases of investments	—	(77,281)
Maturities of investments	40,677	65,487
Capital expenditures	(2,559)	(2,698)
Capitalized software costs	(6,039)	(5,756)
Net cash provided by (used in) investing activities	32,079	(20,248)
Cash flows from financing activities:
Payments of debt issuance costs	(152)	—
Proceeds from employee stock plans	6,765	3,473
Repurchases of common stock	(14,700)	—
Net cash (used in) provided by financing activities	(8,087)	3,473
Effect of exchange rate changes on cash and cash equivalents	357	570
Net increase (decrease) in cash and cash equivalents	19,769	(23,440)
Cash and cash equivalents at beginning of period	393,576	83,300
Cash and cash equivalents at end of period	$413,345	$59,860
Supplemental cash flow information:
Cash paid for interest	$3,000	$1,898
Cash paid for income taxes	452	648
Proceeds from employee stock plans received in advance of stock issuance	1,616	1,393
Non-cash investing and financing activities:
Capitalized assets financed by accounts payable and accrued expenses	$5,201	$623
Capitalized stock-based compensation	1,253	1,135
Unsettled share repurchase in other liabilities	1,325	—

*As adjusted to reflect the impact of the adoption of ASC 606.

Cornerstone OnDemand, Inc.
CONSOLIDATED BALANCE SHEETS
RECONCILIATION OF THE IMPACTS OF THE ADOPTION OF ASC 606
(in thousands)
(unaudited)

	March 31, 2018			December 31, 2017
	As Reported (ASC 606)	Impacts of Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Assets
Cash and cash equivalents	$413,345	$—	$413,345	$393,576
Short-term investments	204,174	—	204,174	169,551
Accounts receivable, net	113,956	—	113,956	154,428
Deferred commissions, current portion	22,830	18,207	41,037	42,806
Prepaid expenses and other current assets	30,885	—	30,885	21,754
Total current assets	785,190	18,207	803,397	782,115

Capitalized software development costs, net	39,387	—	39,387	37,431
Property and equipment, net	24,582	—	24,582	20,817
Deferred commissions, net of current portion	34,155	(34,155)	—	—
Long-term investments	21,712	—	21,712	96,949
Goodwill	25,894	—	25,894	25,894
Other assets, net	3,813	—	3,813	3,984
Total Assets	$934,733	$(15,948)	$918,785	$967,190

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$10,095	$—	$10,095	$17,637
Accrued expenses	48,256	(2,625)	45,631	57,528
Deferred revenue, current portion	287,875	6,501	294,376	311,997
Convertible notes, net	250,497	—	250,497	248,025
Other liabilities	5,570	—	5,570	9,051
Total current liabilities	602,293	3,876	606,169	644,238

Convertible notes, net	286,256	—	286,256	285,168
Other liabilities, non-current	1,408	—	1,408	1,498
Deferred revenue, net of current portion	12,415	—	12,415	14,166
Total liabilities	902,372	3,876	906,248	945,070

Stockholders’ Equity:
Common stock	6	—	6	6
Additional paid-in capital	546,808	—	546,808	536,951
Accumulated deficit	(512,335)	(19,824)	(532,159)	(515,054)
Accumulated other comprehensive (loss) income	(2,118)	—	(2,118)	217
Total stockholders’ equity	32,361	(19,824)	12,537	22,120
Total Liabilities and Stockholders’ Equity	$934,733	$(15,948)	$918,785	$967,190

Cornerstone OnDemand, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF THE IMPACTS OF THE ADOPTION OF ASC 606
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2018			2017
	As Reported (ASC 606)	Impacts of Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue	$133,113	$(441)	$132,672	$111,582
Cost of revenue	37,020	—	37,020	33,949
Gross profit	96,093	(441)	95,652	77,633
Operating expenses:
Sales and marketing	59,245	300	59,545	56,894
Research and development	15,984	—	15,984	13,411
General and administrative	21,985	—	21,985	20,476
Restructuring	7,725	—	7,725	—
Total operating expenses	104,939	300	105,239	90,781
Loss from operations	(8,846)	(741)	(9,587)	(13,148)
Other income (expense):
Interest income	1,819	—	1,819	613
Interest expense	(8,700)	—	(8,700)	(3,302)
Other, net	44	—	44	197
Other income (expense), net	(6,837)	—	(6,837)	(2,492)
Loss before income tax provision	(15,683)	(741)	(16,424)	(15,640)
Income tax provision	(533)	—	(533)	(571)
Net loss	$(16,216)	$(741)	$(16,957)	$(16,211)
Net loss per share, basic and diluted	$(0.28)		$(0.30)	$(0.29)
Weighted average common shares outstanding, basic and diluted	57,425		57,425	56,642

Cornerstone OnDemand, Inc.
RECONCILIATIONS OF COST OF REVENUE TO NON-GAAP COST OF REVENUE, GROSS PROFIT AND GROSS MARGIN TO NON-GAAP GROSS PROFIT AND NON-GAAP GROSS MARGIN, LOSS FROM OPERATIONS TO NON-GAAP OPERATING INCOME AND OPERATING MARGIN TO NON-GAAP OPERATING INCOME MARGIN AND RECONCILIATON OF THE IMPACTS FROM THE ADOPTION OF ASC 606
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2018			2017
	As Reported (ASC 606)	Impacts of Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of cost of revenue, gross profit and gross margin:
Revenue	$133,113	$(441)	$132,672	$111,582
Cost of revenue	37,020		37,020	33,949
Gross profit	$96,093	$(441)	$95,652	$77,633
Gross margin	72.2%		72.1%	69.6%

Cost of revenue	$37,020	$—	$37,020	$33,949
Adjustments to cost of revenue:
Amortization of intangible assets	—	—	—	(2,217)
Stock-based compensation	(1,002)	—	(1,002)	(1,210)
Total adjustments to cost of revenue	(1,002)	—	(1,002)	(3,427)
Non-GAAP costs of revenue	36,018	—	36,018	30,522
Non-GAAP gross profit	$97,095	$(441)	$96,654	$81,060
Non-GAAP gross margin	72.9%		72.9%	72.6%

Reconciliation of operating income (loss) and operating income (loss) margin:
Loss from operations	$(8,846)	$(741)	$(9,587)	$(13,148)
Operating margin	(6.6)%		(7.2)%	(11.8)%
Adjustments to loss from operations:
Stock-based compensation	14,043	—	14,043	15,849
Amortization of intangible assets	—	—	—	2,217
Restructuring	7,725	—	7,725	—
Total adjustments to loss from operations	21,768	—	21,768	18,066
Non-GAAP operating income	$12,922	$(741)	$12,181	$4,918
Non-GAAP operating income margin	9.7%		9.2%	4.4%

Cornerstone OnDemand, Inc.
RECONCILIATIONS OF NET LOSS TO NON-GAAP NET INCOME AND NON-GAAP NET INCOME PER SHARE AND RECONCILIATON OF THE IMPACTS FROM THE ADOPTION OF ASC 606
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2018			2017
	As Reported (ASC 606)	Impacts of Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Net loss	$(16,216)	$(741)	$(16,957)	$(16,211)
Adjustments to net loss
Stock-based compensation	14,043	—	14,043	15,849
Amortization of intangible assets	—	—	—	2,217
Accretion of debt discount and amortization of debt issuance costs[1]	3,426	—	3,426	2,353
Fair value adjustment on strategic investments [2]	—	—	—	600
Restructuring	7,725	—	7,725	—
Total adjustments to net loss	25,194	—	25,194	21,019
Non-GAAP net income	$8,978	$(741)	$8,237	$4,808
Non-GAAP basic net income per share	$0.16		$0.14	$0.08
Non-GAAP diluted net income per share	$0.14		$0.13	$0.08
Weighted-average common shares outstanding, basic	57,425		57,425	56,642
Non-GAAP weighted-average common shares outstanding, diluted	62,476		62,476	61,649

1
Debt discount accretion and debt issuance cost amortization has been recorded in connection with our issuance of $253.0 million in convertible notes on June 17, 2013 and $300.0 million in convertible notes on December 8, 2017. These expenses represent non-cash charges that have been recorded in accordance with the authoritative accounting literature for such transactions.

2	Fair value adjustment recorded for our strategic investments in privately-held companies.

Cornerstone OnDemand, Inc.
RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES TO UNLEVERED FREE CASH FLOW AND UNLEVERED FREE CASH FLOW MARGIN
(A Non-GAAP Financial Measure)
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Reconciliation of unlevered free cash flow:
Net cash used in operating activities	$(4,580)	$(7,235)
Capital expenditures	(2,559)	(2,698)
Capitalized software costs	(6,039)	(5,756)
Cash paid for interest	3,000	1,898
Unlevered free cash flow	$(10,178)	$(13,791)
Unlevered free cash flow margin	(7.6)%	(12.4)%

Cornerstone OnDemand, Inc.
TRENDED OPERATIONAL & FINANCIAL HIGHLIGHTS
(unaudited)

The following metrics are intended as a supplement to the financial statements found in this release and other information furnished or filed with the SEC. In the event of discrepancies between amounts in these tables and the Company’s historical disclosures or financial statements, readers should rely on the Company’s filings with the SEC and financial statements in the Company’s most recent earnings release.
The Company intends to periodically review and refine the definition, methodology and appropriateness of each of these supplemental metrics. As a result, metrics are subject to removal and/or change, and such changes could be material.

	FY 2017				FY 2018	Full Year
	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	FY15	FY16	FY17
SELECTED METRICS:
Number of clients [1]	2,998	3,076	3,146	3,250	3,280	2,595	2,918	3,250
% y/y	12.3%	12.7%	12.2%	11.4%	9.4%	20.5%	12.4%	11.4%
% q/q	2.7%	2.6%	2.3%	3.3%	0.9%	n/a	n/a	n/a
Number of users (in millions) [1]	31.0	32.1	33.5	35.3	36.0	23.8	29.9	35.3
% y/y	24.2%	22.3%	21.1%	18.1%	16.1%	31.8%	25.6%	18.1%
% q/q	3.7%	3.6%	4.3%	5.4%	2.0%	n/a	n/a	n/a
Number of employees	1,859	1,933	1,960	1,891	1,829	1,645	1,823	1,891
% y/y	10.6%	12.3%	9.6%	3.7%	(1.6)%	20.9%	10.8%	3.7%
% q/q	2.0%	4.0%	1.4%	(3.5)%	(3.3)%	n/a	n/a	n/a
Annual dollar retention rate	n/a	n/a	n/a	n/a	n/a	95.4%	95.1%	93.5%
Annual recurring revenue	n/a	n/a	n/a	n/a	n/a	n/a	n/a	439,000
Unlevered free cash flow	(13,791)	(5,024)	16,075	46,420	(10,178)	16,795	16,411	43,680
Unlevered free cash flow margin	(12.4)%	(4.3)%	13.2%	35.2%	(7.6)%	4.9%	3.9%	9.1%
GAAP FINANCIAL DATA - ASC 605 (in thousands, except percentages):
Revenue	111,582	116,651	121,796	131,956	132,672	339,651	423,124	481,985
% y/y	12.3%	9.0%	13.0%	21.0%	18.9%	28.9%	24.6%	13.9%
% y/y (Constant currency)	17.2%	12.7%	13.1%	18.3%	14.8%	n/a	29.1%	15.3%
Subscription revenue	92,932	96,416	101,130	106,286	114,433	270,093	339,756	396,764
% y/y	16.6%	14.5%	17.1%	18.8%	23.1%	n/a	25.8%	16.8%
% y/y (Constant currency)	21.6%	16.3%	17.5%	15.8%	19.1%	n/a	n/a	17.7%
Subscription revenue % of total revenue	83.3%	82.7%	83.0%	80.5%	86.3%	79.5%	80.3%	82.3%
Loss from operations	(13,148)	(18,568)	(12,104)	(5,436)	(9,587)	(68,707)	(56,342)	(49,256)
GAAP FINANCIAL DATA - ASC 606 (in thousands, except percentages):
Revenue	—	—	—	—	133,113	—	—	—
Subscription revenue	—	—	—	—	113,134	—	—	—
Subscription revenue % of total revenue	—	—	—	—	85.0%	—	—	—
Loss from operations	—	—	—	—	(8,846)	—	—	—
GAAP MARGIN DATA - ASC 605 (in thousands, except percentages):
Gross margin	69.6%	69.7%	70.7%	71.3%	72.1%	67.7%	67.9%	70.4%
Sales and marketing % of revenue	51.0%	53.2%	49.7%	46.0%	44.9%	61.0%	53.3%	49.9%
Research and development % of revenue	12.0%	12.6%	13.5%	13.3%	12.0%	12.1%	11.1%	12.9%
General and administrative % of revenue	18.4%	19.8%	17.4%	14.9%	16.6%	14.7%	16.8%	17.6%
Restructuring % of revenue	—%	—%	—%	1.2%	5.8%	—%	—%	—%
Operating margin	(11.8)%	(15.9)%	(9.9)%	(4.1)%	(7.2)%	(20.2)%	(13.3)%	(10.2)%

	FY 2017				FY 2018	Full Year
	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	FY15	FY16	FY17
GAAP MARGIN DATA - ASC 606 (in thousands, except percentages):
Gross margin	—	—	—	—	72.2%	—	—	—
Sales and marketing % of revenue	—	—	—	—	44.5%	—	—	—
Research and development % of revenue	—	—	—	—	12.0%	—	—	—
General and administrative % of revenue	—	—	—	—	16.5%	—	—	—
Restructuring % of revenue	—	—	—	—	5.8%	—	—	—
Operating margin	—	—	—	—	(6.6)%	—	—	—
NON-GAAP MARGIN DATA - ASC 605 (in thousands, except percentages):
Non-GAAP gross margin	72.6%	72.7%	73.5%	72.8%	72.9%	71.7%	71.2%	72.9%
Non-GAAP sales and marketing % of revenue	44.9%	47.4%	43.2%	40.8%	40.2%	54.0%	47.3%	44.0%
Non-GAAP research and development % of revenue	10.1%	10.5%	11.3%	10.4%	10.3%	10.3%	9.3%	10.6%
Non-GAAP general and administrative % of revenue	13.2%	13.7%	12.7%	11.8%	13.2%	11.9%	12.8%	12.8%
Non-GAAP restructuring % of revenue	—%	—%	—%	—%	—%	—%	—%	—%
Non-GAAP operating margin	4.4%	1.1%	6.3%	9.9%	9.2%	(4.4)%	1.8%	5.6%
Non-GAAP research and development plus capitalized software % of revenue	15.3%	15.3%	15.0%	14.0%	14.9%	14.2%	13.2%	14.9%
NON-GAAP MARGIN DATA - ASC 606 (in thousands, except percentages):
Non-GAAP gross margin	—	—	—	—	72.9%	—	—	—
Non-GAAP sales and marketing % of revenue	—	—	—	—	39.8%	—	—	—
Non-GAAP research and development % of revenue	—	—	—	—	10.3%	—	—	—
Non-GAAP general and administrative % of revenue	—	—	—	—	13.1%	—	—	—
Non-GAAP restructuring % of revenue	—	—	—	—	—%	—	—	—
Non-GAAP operating margin	—	—	—	—	9.7%	—	—	—
Non-GAAP research and development plus capitalized software % of revenue	—	—	—	—	14.8%	—	—	—
FOREIGN EXCHANGE RATES:
GBP to USD average period rate	1.24	1.28	1.31	1.33	1.39	1.53	1.36	1.29
GBP to USD end of period spot rate	1.24	1.30	1.34	1.35	1.40	1.48	1.23	1.35
EUR to USD average period rate	n/a	1.10	1.18	1.18	1.23	n/a	n/a	1.14
EUR to USD end of period spot rate	n/a	1.14	1.18	1.20	1.23	n/a	n/a	1.20

1	Includes contracted clients and users of our Enterprise and Mid-Market solution, excluding Cornerstone for Salesforce and PiiQ.

Note: As discussed on the Company’s fourth quarter 2017 earnings call, the Company reported that total billings is no longer relevant in the assessment of its performance and beginning in the first quarter 2018, the Company will no longer report or guide to total billings.

Cornerstone OnDemand, Inc.

Investor Relations Contact:
Jennifer Gianola
Cornerstone OnDemand
Phone: +1 (310) 382-9478
jgianola@csod.com
or
Media Contact:
Kristy Gonzalez
Cornerstone OnDemand
Phone: +1 (310) 382-9563
kgonzalez@csod.com

Source: Cornerstone OnDemand